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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 18, 2000


                             ARROW ELECTRONICS, INC.
               (Exact Name of Registrant as Specified in Charter)


           NEW YORK                 1-4482                 11-1806155
  (State or Other Juris-       (Commission File           (IRS Employer
diction of Incorporation)           Number)            Identification No.)

25 HUB DRIVE, MELVILLE, NEW YORK                             11747
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code # (516) 391-1300


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         On Monday, September 18, 2000, the Registrant issued a press release announcing it had entered into a definitive agreement under which it will acquire Merisel Open Computing Alliance, Inc. (MOCA). The Registrant's press release regarding its agreement is attached hereto as Exhibit 99.1.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(c)      Exhibits:

Exhibit           Description

99.1 Press release issued by Arrow Electronics, Inc., dated September 18, 2000, announcing it had entered into a definitive agreement under which it will acquire Merisel Open Computing Alliance (MOCA).
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ARROW ELECTRONICS INC.



Date:  September 19, 2000             By:/s/  Robert E. Klatell
                                         ------------------------------
                                         Name:  Robert E. Klatell
                                         Title:    Executive Vice President
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                                  EXHIBIT INDEX


                  The following exhibits are filed herewith.

Exhibit                    Description

99.1 Press release issued by Arrow Electronics, Inc., dated September 18, 2000, announcing it had entered into a definitive agreement under which it will acquire Merisel Open Computing Alliance (MOCA).